Income Taxes	12 Months Ended
Dec. 31, 2021
Income Taxes
Income Taxes
(4)	Income Taxes

GBT is organized under the laws of Jersey and is a tax resident in the U.K. In the tables and disclosures included below, “Domestic” includes GBT Jersey Co. and its subsidiaries that are tax resident in the U.K. and operations that are located outside of the U.K. tax jurisdiction are considered as “Foreign”.

The following table summarizes the Company’s domestic and foreign (loss) / income before income taxes and share of (losses) / earnings from equity method investments:

	Year ended December 31,
(in $ millions)	2021	2020	2019
Domestic	$(441)	$(529)	$120
Foreign	(212)	(230)	73
(Loss) income before income taxes and share of (losses) earnings from equity method investments	$(653)	$(759)	$193

The components of benefit from (provision for) income taxes consist of the following:

	Year ended December 31,
(in $ millions)	2021	2020	2019
Current taxes:
Domestic	$1	$12	$—
Foreign	7	23	(36)
Current income tax benefit (expense)	8	35	(36)
Deferred taxes:
Domestic	132	90	(8)
Foreign	46	20	(16)
Deferred tax benefit (expense)	178	110	(24)
Benefit from (provision for) income taxes	$186	$145	$(60)

The table below sets forth a reconciliation of the U.K. statutory tax rate of 19% to the Company’s effective income tax rate.

	Year ended December 31,
	2021	2020	2019
Tax at statutory rate	19.00%	19.00%	19.00%
Changes in taxes resulting from:
Permanent differences	(2.25)	(0.18)	3.82
Local and state taxes	0.37	0.24	3.06
Change in valuation allowance	(2.57)	(2.25)	1.69
Change in enacted tax rates	5.26	—	—
Rate differential in the United Kingdom	3.81	—	—
Foreign tax rate differential	2.08	1.65	0.69
Return to provision adjustment	1.67	(0.6)	(1.17)
Tax settlement and uncertain tax positions	0.94	(0.61)	3.01
Other	0.08	1.88	0.94
Tax at effective rate	28.39%	19.13%	31.04%

The effective tax rate during the year ended December 31, 2021 increased primarily due to the change in U.K.’s enacted tax rates from 19% to 25%, in the second quarter of 2021, and which becomes effective from April 2023. As a result of change in the enacted tax rate, the Company remeasured its deferred tax assets and liabilities in the second quarter of 2021, that resulted in recognition of additional deferred tax benefit of $35 million. The Company measures its deferred tax assets and liabilities at the rate at which they are expected to reverse in future periods.

The significant components of the Company’s deferred tax assets and liabilities are as follows:

	As of December 31,
(in $ millions)	2021	2020
Deferred tax assets:
Net operating loss carryforwards	$391	$231
Pension liability	74	86
Interest expense deduction restriction	23	2
Operating lease liabilities	20	21
Accrued liabilities	7	12
Goodwill	1	1
Other	2	—
Valuation allowance	(116)	(119)
Deferred tax assets	402	234
Netted against deferred tax liabilities	(120)	(17)
Deferred tax assets as presented in the consolidated balance sheets	$282	$217
Deferred tax liabilities:
Intangible assets	$(214)	$(86)
Operating lease ROU assets	(14)	(15)
Property and equipment	(4)	(10)
Goodwill	(2)	(2)
Other	(5)	(4)
Deferred tax liabilities	(239)	(117)
Netted against deferred tax assets	120	17
Deferred tax liabilities as presented in the consolidated balance sheets	$(119)	$(100)

The Company recognizes deferred taxes on the undistributed earnings of foreign subsidiaries, as these earnings are not deemed to be indefinitely reinvested outside of the U.K. Foreign deferred taxes liabilities of approximately $3 million and $4 million as of December 31, 2021 and 2020, respectively, have been provided on these earnings.

The Company has gross net operating loss (“NOL”) carryforwards related to global operations of approximately $1,414 million, of which $1,327 million have an indefinite life. The remaining NOL carryforwards will begin to expire as follows:

(in $ millions)	Amount
2022	$8
2025	2
2026	2
2027	3
2029	2
2030	16
2031-2041	54

The Company continues to regularly assess the realizability of all deferred tax assets. Future realized earnings performance and changes in future earnings projections, among other factors, may cause an adjustment to the conclusion as to whether it is more likely than not that the Company will realize the benefit of the deferred tax assets. This would impact the income tax expense in the period for which it is determined that these factors have changed. A valuation allowance is provided when it is more likely than not that some portion or all of a deferred tax asset will not be realized. The ultimate realization of deferred tax assets is dependent upon future taxable income during the periods in which those temporary differences become deductible. When assessing the need for a valuation allowance, all positive and negative evidence is analyzed, including the Company’s ability to carry back NOLs to prior periods, the reversal of deferred tax liabilities, tax planning strategies and projected future taxable income.

The valuation allowance as of December 31, 2021 of $116 million is related primarily to unrealized NOL carryforwards. The Company has agreed to indemnify affiliates of Amex Coop for any NOL carryforward benefits realized that relate to the period prior to the joint venture formation in 2014. The amount of this liability to affiliates of Amex Coop is $2 million as of December 31, 2021, recorded within due to affiliates.

Significant judgment is required in determining the Company’s worldwide provision for income taxes and recording the related assets and liabilities. In the ordinary course of business, there are many transactions and tax positions where the ultimate tax determination is uncertain. Although the Company believes there is appropriate support for the positions taken on its tax returns, the Company has recorded liabilities (or reduction of tax assets) representing the estimated economic loss upon ultimate settlement for certain positions. The Company believes its tax provisions are adequate for all open years, based on the assessment of many factors, including past experience and interpretations of tax law applied to the facts of each matter. Although the Company believes the recorded assets and liabilities are reasonable, tax regulations are subject to interpretation and tax litigation is inherently uncertain; therefore, the Company’s assessments can involve both a series of complex judgments about future events and reliance on significant estimates and assumptions. While the Company believes the estimates and assumptions supporting the assessments are reasonable, the final determination of tax audits and any other related litigation could be materially different from that which is reflected in historical income tax provisions and recorded assets and liabilities.

As of December 31, 2021 and 2020, the Company has accrued for a tax liability of $7 million and $9 million, respectively, associated with uncertain tax positions, including interest and penalties thereon, arising from differences between amounts recorded in the consolidated financial statements and amounts expected to be included in tax returns. The Company does not believe that the outcome of future examinations will have a material impact on its consolidated financial statements. The movement of uncertain tax position liability is as follows:

	As of December 31,
(in $ millions)	2021	2020	2019
Balance, beginning of the year	$9	$11	$9
Increases to tax positions related to acquisitions	4	—	—
Increases to tax positions related to the current year	—	—	4
Increases to tax positions related to prior years	—	—	3
Release / settlement during the year	(6)	(2)	(5)
Balance, end of the year	$7	$9	$11

At December 31, 2021 and 2020, the entire amount of unrecognized tax benefits would affect the Company’s effective tax rate if recognized. Such a change in recognition or measurement would result in the recognition of a tax benefit or an additional charge to the provision for income taxes from continuing operations.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits as part of the provision for income taxes. For the years ended December 31, 2021, 2020 and 2019, the Company (credited) charged $ (2) million, less than $1 million and $1 million, respectively, for interest and penalties in its consolidated statements of operations. Total gross interest and penalties accrued was $0 million and $2 million as of December 31, 2021 and 2020, respectively. As of December 31, 2021, the Company expects to release $4 million of unrecognized tax benefits in the next twelve months due to the lapsing of the statute of limitations.

The Company is subject to taxation in the U.K. and various foreign countries in which the Company operates. As of December 31, 2021, tax years for 2017 through 2021 are open to examination by the tax authorities in the major tax jurisdictions. With few exceptions, as of December 31, 2021, the Company is no longer subject to examinations by tax authorities for years earlier than 2017.